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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 24, 2002
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE Inc.
               (Exact Name of Registrant as Specified in Charter)

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
                 Delaware                                      000-27577                                   16-1538028
---------------------------------------------      -----------------------------------      -------------------------------------
(State or other jurisdiction of incorporation)          (Commission File Number)            (IRS Employer Identification  Number)

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       135 Corporate Woods, Rochester, New York              14623
   ----------------------------------------------        -------------
    (Address of Principal Executive Offices)                (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                           --------------


                                 Not Applicable
       -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

On April 24, 2002, Harris Interactive Inc. (the "Company") issued a press release announcing its earnings for the calendar quarter ended March 31, 2002, the participation of certain current and former executives of the Company in 10b5-1 sales plans, and the resignation of David Clemm from the Board of Directors of the Company, effective April 23, 2002. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

         Exhibit 99.1 Press Release issued by the Company on April 24, 2002 announcing the Company's earnings for the calendar quarter ended March 31, 2002, the participation of certain current and former executives of the Company in 10b5-1 sales plans, and the resignation of David Clemm from the Board of Directors of the Company.





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARRIS INTERACTIVE INC.
                                                 (Registrant)


                                        By:         /s/  Bruce A. Newman
                                                 --------------------------
                                        Name:    Bruce A. Newman
                                        Title:   Chief Financial Officer
                                                 (Principal Financial Officer)

Dated: April 24, 2002






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                                  EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION

99.1 Press Release issued by Harris Interactive Inc. on April 24, 2002 announcing the Company's earnings for the calendar quarter ended March 31, 2002, the participation of certain current and former executives of the Company in 10b5-1 sales plans, and the resignation of David Clemm from the Board of Directors of the Company.







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